UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 24, 2012

Commission File Number	Registrant, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification No.
1-9052	DPL Inc.	31-1163136
(An Ohio Corporation) 1065 Woodman Drive Dayton, Ohio 45432 937-224-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events.

DPL Inc. (“DPL”, “the Company”, “we” or “our”) is filing this Current Report on Form 8-K to update the consolidated financial statements included in its Annual Report on Form 10-K/A for the fiscal year ended December 31, 2011 (the “Form 10-K/A”) and the condensed consolidated financial statements included in its Quarterly Report on Form 10-Q for the quarter ended June 30, 2012 (the “Form 10-Q”), to reflect purchase accounting adjustments related to the Company’s merger with The AES Corporation (“AES”).  Exhibits 99.1 and 99.2 contain the revised and updated financial information.

As previously reported on a Current Report on Form 8-K filed on November 28, 2011, on such date, AES completed its acquisition of DPL.  As a result of the merger, DPL is a wholly-owned subsidiary of AES. In accordance with Financial Accounting Standards Codification 805, the allocation of the purchase price in the merger was based on the estimated fair value of assets acquired and liabilities assumed at the time of the transaction.  Such values were recorded at provisional amounts in the preliminary purchase price allocation.

Following the merger, we obtained additional information to update the provisional purchase price allocation within the measurement period, including: a more formal reassessment of discount rates; energy price curves, dispatching assumptions, and contractual arrangements associated with jointly owned plants, all of which affected the value of the generation business property, plant and equipment; assumptions related to customer switching and aggregation, which affected the value of intangible assets; assumptions related to the valuation of regulatory assets and liabilities; deferred income taxes; and the final determination of reporting units.

During the three months ended June 30, 2012, we adjusted the provisional value of property, plant and equipment and the related provisionally recognized deferred tax liabilities as a result of refined information associated with certain contractual arrangements, growth and ancillary revenue assumptions.  Additionally, we adjusted certain customer contracts of DPL Energy Resources, Inc. and other intangibles and the related provisionally recognized deferred tax liabilities due to refined market and contractual information obtained during the second quarter.  These purchase price adjustments increased the provisionally recognized goodwill and have been reflected retrospectively as of December 31, 2011 in the attached Consolidated Balance Sheets.  Other key input assumptions and their sensitivity to the valuation of assets acquired and liabilities assumed are continuing to be reviewed by management, which may further impact the final amounts.

To reflect the aforementioned changes, the Company has attached hereto as Exhibit 99.1 a revised presentation of DPL’s Annual Consolidated Financial Statements included in Item 8. Financial Statements and Supplementary Data from the Form 10-K/A and as Exhibit 99.2 a revised presentation of DPL’s Condensed Consolidated Financial Statements included in Item 1. Financial Statements from the Form 10-Q.

The information in this Current Report on Form 8-K, including the exhibits, should be read in conjunction with the Form 10-K/A, the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2012 and June 30, 2012 and subsequent SEC filings.

Attached as Exhibit 101 to this Current Report on Form 8-K are the following financial statements from Exhibit 99.1 and Exhibit 99.2 to this Current Report on Form 8-K formatted in XBRL (eXtensible Business Reporting Language): (i) the Consolidated Statements of Results of Operations for the periods November 28, 2011 through December 31, 2011, January 1, 2011 through November 27, 2011 and the years ended December 31, 2010 and 2009, (ii) the Consolidated Statements of Comprehensive Income for

the periods November 28, 2011 through December 31, 2011, January 1, 2011 through November 27, 2011 and the years ended December 31, 2010 and 2009, (iii) the Consolidated Statements of Cash Flows for the periods November 28, 2011 through December 31, 2011, January 1, 2011 through November 27, 2011 and the years ended December 31, 2010 and 2009, (iv) the Consolidated Balance Sheets at December 31, 2011 and 2010, (v) the Consolidated Statements of Shareholders’ Equity for the periods November 28, 2011 through December 31, 2011, January 1, 2011 through November 27, 2011 and the years ended December 31, 2010 and 2009 (vi) Notes to Consolidated Financial Statements, (vii) the Condensed Consolidated Statements of Results of Operations for the three and six months ended June 30, 2012 and 2011, (viii) the Condensed Consolidated Statements of Comprehensive Income / (Loss) for the three and six months ended June 30, 2012 and 2011, (ix) the Condensed Consolidated Statements of Cash Flows for the three and six months ended June 30, 2012 and 2011, (x) the Condensed Consolidated Balance Sheets at June 30, 2012 and December 31, 2011 and (xi) Notes to Condensed Consolidated Financial Statements (Unaudited).

Item 9.01               Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Updated financial information in DPL’s Annual Report on Form 10-K/A for the fiscal year ended December 31, 2011, Item 8. Financial Statements and Supplementary Data

99.2	Updated financial information in DPL’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2012, Item 1. Financial Statements

101.INS	XBRL Instance

101.SCH	XBRL Taxonomy Extension Schema

101.CAL	XBRL Taxonomy Extension Calculation Linkbase

101.DEF	XBRL Taxonomy Extension Definition Linkbase

101.LAB	XBRL Taxonomy Extension Label Linkbase

101.PRE	XBRL Taxonomy Extension Presentation Linkbase

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DPL Inc.

August 24, 2012	By:	/s/ Timothy G. Rice
	Name:	Timothy G. Rice
	Title:	Vice President, Acting General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Updated financial information in DPL’s Annual Report on Form 10-K/A for the fiscal year ended December 31, 2011, Item 8. Financial Statements and Supplementary Data

99.2	Updated financial information in DPL’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2012, Item 1. Financial Statements

101.INS	XBRL Instance

101.SCH	XBRL Taxonomy Extension Schema

101.CAL	XBRL Taxonomy Extension Calculation Linkbase

101.DEF	XBRL Taxonomy Extension Definition Linkbase

101.LAB	XBRL Taxonomy Extension Label Linkbase

101.PRE	XBRL Taxonomy Extension Presentation Linkbase